UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2009

SWISSINSO HOLDING INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-151909	26-1703723
(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, New York 10022
 (Address of Principal Executive Offices, Zip Code)

212-521-4017
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  This Form 8-K/A is a “short-form” amendment to reflect the addition of Item 5.03, which was inadvertently omitted from the original Current Report on Form 8-K dated October 22, 2009.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Acquisition referred to in Item 2.01, on October 19, 2009 the Board of Directors of the Registrant approved a change of its fiscal year end from May 31 to December 31.  The Registrant intends to file a Report on Form 10-K for the fiscal year ended December 31, 2009 and thereafter to file periodic reports on the basis of the revised fiscal year end.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISSINSO HOLDING INC.

January 19, 2010	By	/s/ Yves Ducommun
Name: Yves Ducommun
Title: Chief Executive Officer